                                                                    EXHIBIT 10.1



CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR CERTAIN REDACTED PROVISIONS OF THIS AGREEMENT. THE REDACTED PROVISIONS ARE IDENTIFIED BY THREE ASTERISKS ENCLOSED BY BRACKETS AND UNDERLINED. THE CONFIDENTIAL PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.






--------------------------------------------------------------------------------





                     MINI-OSS SOFTWARE LICENSE, DEVELOPMENT
                           AND DISTRIBUTION AGREEMENT



                                 BY AND BETWEEN

                              DORADO SOFTWARE, INC.

                                       AND

                           ACCELERATED NETWORKS, INC.

                                      DATED

                                  JULY 1, 2000




--------------------------------------------------------------------------------

                                 [DORADO LOGO]


                              DORADO SOFTWARE, INC.
        MINIOSS SOFTWARE LICENSE, DEVELOPMENT AND DISTRIBUTION AGREEMENT

This miniOSS Distribution Agreement ("Agreement"), dated July1, 2000 ("Effective Date") is made by and between DORADO SOFTWARE INC. ("Dorado"), having its principal place of business at 5176 Hillsdale Circle, El Dorado Hills, CA. 95762 and ACCELERATED NETWORKS ("CUSTOMER"), having its principal offices at 301 Science Drive, Moorpark, CA 93021, agree as follows:

1      DEFINITIONS:

       1.1 SOFTWARE PRODUCTS means the Dorado Software proprietary computer software set forth in Schedule A including but not limited to Oware [***] to RedCell SAC & RedCell SPC and Related Materials (including all new releases to the foregoing provided hereunder).

       1.2 OWARE(TM) - is Dorado Software's flagship software product for creating, executing and managing distributed business applications.

       1.3 REDCELL(TM) MetaPolicy Management - is a Dorado Software Solution Blade [***], built with Oware for management of network policies to deliver differentiated class of service to users of IP network resources such as QoS policy-based networking for intranets and the Internet. It consists of [***], created with Oware.

       1.4 REDCELL(TM) SERVICE ASSURANCE CENTER (SAC) - is a Dorado Software Solution Blade, built with Oware for managing of Service-Level Agreements, Network Faults and Customer information. It consists of [***], created with Oware technology.

       1.5 REDCELL(TM) SERVICE PROVISIONING CENTER (SPC) - is a Dorado Software Solution Blade, built with Oware for provisioning and activation of OSI Level 1 & 2 services. It consists of [***], created with Oware technology.

       1.6 CUSTOMER SOLUTION BLADE means any Customer proprietary computer software (in Source Code or Object Code) and Related Materials developed with or incorporating the Software Products (or portions thereof) or any derivative works of the Software Products (or portions thereof), [***] in accordance with the Specifications relating to Customer equipment in the SOW and the terms and conditions hereunder.

       1.7 RELATED MATERIALS means all materials furnished by Dorado Software for use with, or promotion of, the Software Products, including operating and instructional manuals and information, specifications, and release notes.

       1.8 SOURCE CODE means the referenced software, in human readable or encrypted machine-readable form.

       1.9 OBJECT CODE means the referenced software in a format that can be executed by the processing unit of a computer without further modification licensed.

-------------------
***Confidential treatment has been requested for certain redacted provisions of this agreement. The redacted provisions are identified by three asterisks enclosed by brackets and underlined. The confidential portion has been filed separately with the Securities and Exchange Commission.


--------------------------------------------------------------------------------
Dorado Software, Inc.           miniOSS Distribution Agreement           Page 1

       1.10 ENHANCEMENTS means changes or additions to the Software Products or Related Materials that add significant new functions or substantially improved performance.

       1.11 ERROR means any material problem caused by an incorrect operation of the computer code in the Software Products or an incorrect statement or diagrams in Related Materials that produces incorrect results.

       1.12 PRODUCT TRANSFER DATE means the contract date to be used for the determination of warranty periods, any acceptance periods, or any other event which is controlled by an agreed to start date. This date shall coincide with the date the software is received by Customer.

       1.13 DELIVERABLE means any item, documentation, information, software or other materials identified in a SOW to be delivered to Customer.

       1.14 PROPRIETARY RIGHTS means patent rights, copyrights, trademark rights, trade secret rights, and all other intellectual or industrial property and proprietary rights of any sort anywhere in the world.

       1.15 SOW means the Statement of Work detailing the development of the Customer Solution Blade attached hereto as Schedule B and any future Statements of Work duly executed by authorized representatives of both parties and attached hereto.

       1.16 SPECIFICATIONS means either the requirements and specifications for any Deliverable as set forth in the applicable SOW for that Deliverable or, for the Software Products, the requirements and specifications set forth in the Related Materials and any other published documentation relating to the Software Products.

2      RECITALS

       2.1 This Agreement specifies the terms and conditions under which Dorado will license and provide the Software Products and services to Customer and will develop the Customer Solution Blade for Customer. This Agreement also sets forth the terms and conditions under which Customer and/or its qualified affiliates shall pay for the Software Products, Customer Solution Blade and services from Dorado defined herein. All prices contained in this Agreement are stated in US dollars.

       2.2 Customer may use Software Products to develop it's own Customer Solution Blades.

       2.3 Customer may use [***] Dorado's RedCell(TM)Service Assurance Center (SAC) and RedCell(TM)Service --- Provisioning Center (SPC) applications within its Customer Solution Blades.

       2.4 Dorado shall deliver the Software Products to Customer to enable Customer to [***] develop modified --- versions of the Customer Solution Blade [***]. ---

       2.5 Customer may reproduce and distribute the portions of Software Products [***] or in any Customer Solution Blade that Customer develops [***] on its own in a runtime environment under the terms of this Agreement.

       2.6 Utilizing the Software Products, Dorado and Customer will work together to deliver the Customer Solution Blade in multiple Phases as defined in Schedule B of this agreement.

3      LICENSE AND ASSIGNMENT:

       3.1 Subject to Customer's compliance with the terms and conditions of this Agreement, Dorado hereby grants to Customer a perpetual, nonexclusive, fully paid-up, royalty-free, nontransferable (except as set forth in Section 14.3), irrevocable (except as set forth in
              Section 14.1) license to (or through its independent contractors):
              (a) install, use, execute, modify and create derivative works of the Software Products on the computer(s) used by Customer at its facilities for purposes of developing, testing and manufacturing Customer Solution Blades; and (b) use the Related Materials only in conjunction with the Software Products.


-------------------
***Confidential treatment has been requested for certain redacted provisions of this agreement. The redacted provisions are identified by three asterisks enclosed by brackets and underlined. The confidential portion has been filed separately with the Securities and Exchange Commission.


--------------------------------------------------------------------------------
Dorado Software, Inc.           miniOSS Distribution Agreement           Page 2

       3.2 Subject to Customer's compliance with the terms and conditions of this Agreement, Dorado hereby grants to Customer a perpetual, fully paid-up, royalty-free, non-transferable (except as set forth in Section 14.3), irrevocable (except as set forth in Section 14.1) license to reproduce, distribute and sublicense to Customer's end user customers runtime versions of (a) the Oware software for use in conjunction with Customer Solution Blades and
              (b) any of the Software Products or portions thereof that are incorporated into any Customer Solution Blade only for the purposes of managing and controlling Customer's own products and those products that Customer OEM's from third parties. Customer shall have the right to sublicense the rights set forth in this
              Section 3.2 to original equipment manufacturers (OEMs), value-added resellers (VARs) and other entities in the chain of distribution of Customer Solution Blades.

       3.3 Except for the rights explicitly granted to Customer herein, all rights, title, and interest in and to the Software Products (and all derivative works thereof) are and shall remain with Dorado. Customer acknowledges that no ownership right, title, or interest (except for the rights explicitly granted to Customer herein) in or to the Software Products is granted under this Agreement, and no such assertion shall be made by Customer.

       3.4 Customer (and its independent contractors) may use as many copies of the Software Products as is required for Customer's internal business [***].

       3.5 Dorado also grants to Customer the rights to distribute runtime versions of the Software Products and the applicable portions of the Related Materials to be used only in support of Customer Solution Blades to Customer's end-user customers. Customer shall have the right to sublicense the rights set forth in this Section
              3.5 to original equipment manufacturers (OEMs), value-added resellers (VARs) and other entities in the chain of distribution of Customer Solution Blades.

       3.6 Dorado, as part of the Software Maintenance agreement, will continue to update Oware and the Dorado standard versions of RedCell SAC and RedCell SPC for Customer.

       3.7 Customer can have Dorado or its own resources or a third party continue the updates to the Customer Solution Blades to include additional functionality and Customer device types, whether OEMed or manufactured by Customer.

       3.8 Dorado hereby grants to Customer an option to include the RedCell MetaPolicy application into the terms of this Agreement by incorporating RedCell MetaPolicy under the definition of Software Products hereunder. Customer may exercise this option by (i) providing Dorado written notice of its intent to exercise such option in accordance with Section 14.6 below on or before October 1, 2000 ("Exercise Notice") and (ii) payment of a one-time license fee of [***] U.S. Dollars to --- Dorado on or before October 1, 2000. If the option to include the RedCell MetaPolicy is properly exercised by Customer according to this Section 3.8, Customer may elect to include the RedCell MetaPolicy under the terms and conditions of the Software Maintenance and Support Agreement attached as Schedule D by providing Dorado written notice simultaneously with or within thirty (30) days following the Exercise Notice, and Dorado will invoice Customer based on an additional annual maintenance fee of [***] U.S. Dollars (covering the RedCell MetaPolicy product) in accordance with Section 4 of the Software Maintenance and Support Agreement, with such maintenance and support coverage to begin upon receipt by Customer of the RedCell MetaPolicy application.

4      DORADO DEVELOPMENT OF THE CUSTOMER SOLUTION BLADE

       4.1 Development. Dorado agrees to undertake and complete development of the each Deliverable (including, without limitation, the developed Customer Solution Blade) in accordance with and on the schedule specified in each SOW.


-------------------
***Confidential treatment has been requested for certain redacted provisions of this agreement. The redacted provisions are identified by three asterisks enclosed by brackets and underlined. The confidential portion has been filed separately with the Securities and Exchange Commission.


--------------------------------------------------------------------------------
Dorado Software, Inc.           miniOSS Distribution Agreement           Page 3

       4.2 Development Project Management. Customer and Dorado designate the following Project Managers:
              Customer Project Manager: Joanne Maccari
              Phone Number: (805) 553-9680 Ext. 553
              Fax Number: (805) 553-9690
              email: jmaccari@acceleratednetworks.com

              Dorado Project Manager: Andrew Knight
              Phone Number: (916) 939-8590 ext. 3087
              Fax Number: (916) 939-8595
              email: aknight@doradosoftware.com

              Either party may change its Project Managers at any time and from time to time by giving the other party fifteen (15) calendar days written notice. Each Project Manager will be responsible for (i) monitoring the schedules and progress of work pursuant to this Agreement and each SOW; (ii) receiving and submitting requests for information and/or assistance; (iii) determining whether a request he or she receives for information and/or assistance from the other Project Manager is necessary for the other party to complete a specific Deliverable; (iv) receiving and submitting Deliverables; (v) cooperating with the other Project Manager to implement acceptance testing; and (vi) supervising and recording the exchange of Confidential Information pursuant to this Agreement. The Project Managers will meet periodically as mutually agreed upon by the Project Managers to discuss the progress of the development effort and, if applicable, to exchange information and Deliverables (with such meetings expected to occur weekly via teleconference and bi-weekly via physical meetings in alternating Dorado and Customer locations). Except as set forth in Section 4.3 below, neither party's Project Manager is authorized to amend, alter or extend this Agreement in any manner. If the Project Managers disagree on any issue, and cannot resolve it within five
              (5) business days, either Project Manager may submit the problem to the Executive Steering Committee ("ESC") The ESC shall consist of the CEO and the V.P. of Sales/Business Development from Dorado and Yogi Mistry and Fred Boyer from Customer and shall meet upon the request of a Project Manager to review progress and to resolve major issues. The Executive Steering Committee may take action only by the unanimous written consent of all members identified above ("ESC Action"). To the extent that the terms and conditions of any such ESC Action conflict with the terms and conditions of this Agreement, the terms and conditions of such ESC Action will prevail. With the exception of interim equitable relief, neither party shall institute legal proceedings regarding a dispute until it has exercised good faith reasonable efforts to achieve resolution through the foregoing procedure.

       4.3 Change Orders. If Customer's Project Manager proposes a change to a SOW, Dorado will reasonably and in good faith consider and discuss the proposed change. Dorado agrees to accept any change proposed by Customer where Customer agrees to bear any extra expense to Dorado and pay (at mutually agreed time and materials rates) for any additional work required by such change. Any agreement to change a SOW shall be in writing signed by both party's Project Managers ("Change Order"). Notwithstanding anything else herein, to the extent that the terms and conditions of any Change Order conflict with the terms and conditions of this Agreement, the terms and conditions of this Agreement will prevail. If the parties' Project Managers cannot agree upon a Customer SOW change request, then either party's Project Manager can submit the request to the ESC for resolution in accordance with Section 4.2.

       4.4 Acceptance and Rejection Procedure. When Dorado has appropriately completed a Deliverable in accordance with the Specifications for such Deliverable, Dorado will immediately deliver it to Customer (even if such a delivery would occur before the


--------------------------------------------------------------------------------
Dorado Software, Inc.           miniOSS Distribution Agreement           Page 4
              scheduled date for such delivery as listed in the applicable SOW). Customer may reject any Deliverable if such Deliverable fails in some material respect to meet the Specifications therefore. Each Deliverable shall be inspected by Customer upon delivery and will be deemed accepted by Customer unless written notification of non-compliance is sent to Dorado, defined herein, within fifteen
              (15) business days following receipt of such Deliverable by Customer. A written notice of rejection should provide a description of any such non-conformities. Upon Customer's rejection of any Deliverable, Dorado shall correct the non-conformities specified in the rejection notice within fifteen
              (15) business following receipt of such notice. When Dorado has made the necessary corrections to conform such a rejected Deliverable with the Specifications, Dorado will deliver the corrected Deliverable to Customer and the acceptance/rejection/correction provisions above shall be reapplied until the Deliverable is accepted by Customer; provided, however, that upon the third or any subsequent rejection or if the corrections are not made within thirty (30) calendar days of the initial rejection, the issue of the Deliverable's non-compliance shall be submitted to the ESC for resolution. If an ESC Action is not taken within fifteen (15) business days following such submission, Customer may terminate this Agreement by providing fifteen (15) calendar days written notice to Dorado, unless the Deliverable is accepted by Customer during such notice period.

       4.5. Ownership of Deliverables. As between the parties, Customer exclusively shall have all right, title and interest in and to all Deliverables (except for the Software Products or other "Dorado Stock" defined in this Section 4.5); and all inventions, works-of-authorship, ideas or information made or conceived or reduced to practice by Dorado (independently or jointly with a third party) or the parties jointly in the course of performance under this Agreement ("Inventions") and all Proprietary Rights in the foregoing, subject to Dorado's rights in any "Dorado Stock" incorporated into any Deliverable. Dorado Stock means the Software Products, as well as derivatives and modifications thereof;
              [***]. Dorado Stock shall include developed functionality not directly related to managing and controlling Customer's own products and those products that Customer OEM's from third parties. [***].

       4.6 Cooperation. Dorado agrees to perform, during and after the term of this Agreement, all acts deemed necessary or desirable by Customer to permit and assist Customer, at Dorado's hourly rate as set forth in the most recent SOW (or, if no hourly rate is specified in such SOW, at such rate Company in its sole discretion deems reasonable), in evidencing, perfecting, obtaining, maintaining, defending and enforcing Customer's Proprietary Rights in any Deliverables, Inventions and/or the licenses and assignments granted to Customer herein. Such acts may include, but are not limited to, execution of documents and assistance or cooperation in legal proceedings. If after a reasonable written request by Customer to Dorado, Customer is unable for any reason whatsoever to secure Dorado's signature to any document Customer is entitled to under this Section 4.6, Dorado hereby irrevocably designates and appoints Customer and its duly authorized officers and agents, as Dorado's agents and attorneys-in-fact, with full power of substitution, to act for and in its behalf and instead of Dorado, solely to execute and file any such document and to do all other lawfully permitted acts solely to further the purposes of the foregoing with the same legal force and effect as if executed by Dorado.

       4.7 Moral Rights. Any assignment of copyright hereunder includes all rights of paternity, integrity, disclosure and withdrawal and any other rights that may be known as or referred to as "moral rights" (collectively "Moral Rights"). To the extent such Moral Rights cannot be assigned under applicable law and to the extent the following is allowed by the laws in


-------------------
***Confidential treatment has been requested for certain redacted provisions of this agreement. The redacted provisions are identified by three asterisks enclosed by brackets and underlined. The confidential portion has been filed separately with the Securities and Exchange Commission.


--------------------------------------------------------------------------------
Dorado Software, Inc.           miniOSS Distribution Agreement           Page 5
              the various countries where Moral Rights exist, Dorado hereby ratifies and consents to any action consistent with the terms of this Agreement that would violate such Moral Rights in the absence of such ratification/consent. Dorado will confirm any such ratifications and consents from time to time as requested by Customer.

       4.8 Reports. During the term of this Agreement, Dorado shall provide weekly status reports to Customer. The content of such reports shall be mutually agreed upon by the parties, but at a minimum will include (i) a list of tasks completed during the week covered by the report, (ii) open issues that remain to be completed and or resolved, along with proposed time frames for such completion or resolution, (iii) all work anticipated to be completed during the following week, and (iv) any project related dependencies.

5      LIMITED WARRANTY, LIMITATION OF LIABILITY, AND INDEMNITY

       5.1 Dorado represents and warrants to Customer that as of the Effective Date: (i) Dorado has not assigned, transferred, licensed, pledged or otherwise encumbered any Software Product or underlying technology or intellectual property rights with respect thereto in a manner inconsistent with the terms of this Agreement or agreed to do so, (ii) Dorado is not aware of any material questions or challenges (or any potential basis therefor) with respect to the patentability or validity of any claims of any existing patents or patent applications relating specifically to the Software Products, (iii) neither Dorado's entering into nor performing this Agreement will violate any right of or breach any obligation to any third party under any agreement or arrangement between Dorado and such third party, and (iv) no licenses, permissions, assignments or releases of third party rights are necessary to give full effect the licenses and assignments granted to Customer herein, for Dorado's development of the Customer Solution Blade, or Customer's development, production or distribution of any Customer Solution Blade or any other currently anticipated exercise of its rights hereunder.

       5.2 Dorado represents and warrants that the Software Products, each Deliverable (including, without limitation, the Customer Solution Blade as finally accepted by Customer), Related Materials and any modifications, derivative works or Enhancements of the foregoing made by Dorado, as delivered to Customer do not and will not infringe any third-party Proprietary Rights.

       5.3 Dorado warrants, for the benefit only of Customer, that for a period of [***] after the first-time installation of each separate Software Product and Deliverable, such Software Product and Deliverable shall conform in all material respects to the applicable Specifications for such Software Products (except for modifications made to any Software Product by Customer or by Dorado at the request of Customer) and Deliverables. Dorado assumes no responsibility for obsolescence of the Software Products.

       5.4    As the exclusive remedy of Customer for the limited warranty of
              Section 5.3, Dorado shall promptly provide modifications to conform such Software Products and Deliverables to the applicable Specifications. However, Dorado shall not be obligated to correct, cure, or otherwise remedy any non-conformity directly resulting from any (1) modification of the Software Products by Customer,
              (2) misuse or damage of the Software Products or Deliverables other than by Dorado employees and contractors, or (3) failure of Customer to notify Dorado of the existence and nature of such nonconformity or defect promptly upon its discovery.

       5.5 EXCEPT AS SPECIFICALLY SET FORTH HEREIN, DORADO MAKES NO WARRANTIES, WHETHER EXPRESS OF IMPLIED, REGARDING OR RELATING TO THE SOFTWARE PRODUCTS, RELATED MATERIALS, DELIVERABLES OR TO ANY OTHER MATERIALS FURNISHED OR PROVIDED TO CUSTOMER HEREUNDER. DORADO SPECIFICALLY DISCLAIMS ALL IMPLIED WARRANTIES OF


-------------------
***Confidential treatment has been requested for certain redacted provisions of this agreement. The redacted provisions are identified by three asterisks enclosed by brackets and underlined. The confidential portion has been filed separately with the Securities and Exchange Commission.


--------------------------------------------------------------------------------
Dorado Software, Inc.           miniOSS Distribution Agreement           Page 6

              MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO SAID SOFTWARE PRODUCTS OR THE USE THEREOF.

       5.6 EXCEPT WITH RESPECT TO EACH PARTY'S INDEMNITY OBLIGATIONS HEREUNDER OR ITS BREACH OF SECTION 10, IN NO EVENT SHALL EITHER PARTY BE LIABLE UNDER ANY CLAIM, DEMAND, OR ACTION ARISING OUT OF OR RELATING TO ITS PERFORMANCE OR LACK THEREOF UNDER THIS AGREEMENT FOR ANY SPECIAL, INDIRECT, INCIDENTAL, EXEMPLARY, OR CONSEQUENTIAL DAMAGES, WHETHER OR NOT THE PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH CLAIM, DEMAND, OR ACTION. EXCEPT WITH RESPECT TO EACH PARTY'S INDEMNITY OBLIGATIONS HEREUNDER OR ITS BREACH OF SECTION 10, IN NO EVENT SHALL EITHER PARTY BE LIABLE TO THE OTHER HEREUNDER FOR MORE THAN THE AMOUNT PAID BY CUSTOMER TO DORADO HEREUNDER.

       5.7 Customer shall and does hereby agree to defend, indemnify, hold harmless, and save Dorado (its affiliates, directors and employees) from liability against any claim, demand, loss, or action (including, without limitation, attorneys' fees and expert witness fees) (1) resulting from Customer's modification of the Software Products, Deliverables, Customer Solution Blades or Related Materials and (2) alleging that such modifications made by Customer infringe any third-party rights respecting copyright, trade secret, or patent to the extent that the alleged infringement would not have occurred but for such modifications. The foregoing indemnification is predicated upon Dorado fully cooperating with Customer in the defense or settlement of such actions and giving Customer prompt written notice of any claim, demand, or action for which indemnification is sought.

       5.8 Dorado shall and does hereby agree to defend, indemnify, hold harmless, and save Customer (its affiliates, directors and employees) from liability against any claim, demand, loss, or action (including, without limitation, attorneys' fees and expert witness fees) arising from or related to a breach by Dorado of Sections 5.1 and 5.2. The foregoing indemnification is predicated upon Customer fully cooperating with Dorado in the defense or settlement of such actions and Customer providing Dorado with prompt written notice(s) by fax/e-mail and/or postal/courier of any claim, demand, or action for which indemnification is sought.

6      RESPONSIBILITIES OF DORADO

       6.1 Dorado will provide the development services to Customer as set forth in each SOW in accordance with the highest industry standards.

       6.2 Dorado will provide Software Maintenance & Support services as defined in Schedule D to this Agreement.

7      RESPONSIBILITIES OF CUSTOMER

       7.1 Customer agrees to pay Dorado for products and services according to the Financials and Business Arrangements outlined in Schedule C.

       7.2 Customer agrees to provide the appropriate support to Dorado to enable the development and testing of each Deliverable. As Customer deems appropriate in its sole discretion, such support may include: a) Access to Customer product documentation and specifications b) Delivery of Customer products to Dorado's offices for development and testing purposes, c) Access to a Customer product "expert" to answer questions, provide feedback and other misc. support requests - in a timely manner.

8      MISCELLANEOUS DELIVERABLES

              Within thirty (30) business days of the execution of this Agreement, Dorado and Customer will execute the Software Escrow Agreement attached to this agreement as Schedule F. Customer agrees to pay the annual escrow maintenance fees.

9      MARKETING & PRESS ANNOUNCEMENTS

       9.1 Upon execution of this agreement, Dorado and Customer agree to a public announcement of the relationship.



--------------------------------------------------------------------------------
Dorado Software, Inc.           miniOSS Distribution Agreement           Page 7

       9.2 Dorado and Customer will mutually agree to the content of such a press release.

       9.3    [***]

10     PROPRIETARY PROTECTION OF MATERIALS

       10.1 Confidential Information means information that each party (a "Disclosing Party") may, from time to time, in connection with its performance under this Agreement (or during the negotiation of this Agreement), disclose to the other party (the "Receiving Party") and that is marked "proprietary" or "confidential," or when disclosed orally the Disclosing Party notifies the Receiving Party in writing of its confidential nature within ten (10) business days of disclosure. Notwithstanding the foregoing, all information and materials disclosed to Dorado by Customer for use in the development or creation of any Deliverable or Invention and all information comprising or relating to any Deliverable or Invention shall be deemed the Confidential Information of Customer subject to the disclosure restrictions of this Section 10. Each Receiving Party agrees not to use or to disclose to any third party (other than for purposes contemplated by this Agreement), and will use reasonable efforts to prevent the disclosure to third parties of, any of the Disclosing Party's Confidential Information. Notwithstanding any provision to the contrary set forth in this Section 10, each Receiving Party shall have the right to disclose the Disclosing Party's Confidential Information to third-party consultants who need to know such Confidential Information in order to perform services as contemplated hereunder; provided, that such consultants have entered into written confidentiality and nonuse agreements, of which the Disclosing Party is a third-party beneficiary with rights of direct enforcement, with terms and conditions protecting the confidentiality of the Disclosing Party's Confidential Information that are at least as stringent as those set forth in this Agreement. The Receiving Party's confidentiality obligations hereunder shall not apply to information that the Receiving Party can document: (i) was in the Receiving Party's possession or known by it without restriction prior to receipt from the Disclosing Party; (ii) is or (through no fault of the Receiving Party or any of its employees, contractors, agents or licensees) becomes generally available to the public; (iii) is rightfully disclosed to the Receiving Party by a third party having no obligations of confidentiality to the Disclosing Party; provided, that the Receiving Party complies with any restrictions imposed by such third party; (iv) is independently developed by the Receiving Party without use of or reference to the Disclosing Party's Confidential Information; or (v) is required by law or regulation to be disclosed (including, without limitation, in connection with filings with the United States Securities and Exchange Commission); provided, that the Receiving Party uses reasonable efforts to restrict disclosure, to obtain confidential treatment therefor, and to notify the Disclosing Party of the compelled disclosure and to give the Disclosing Party the opportunity to participate in proceedings contesting such disclosure or seeking a protective order with respect thereto. Notwithstanding the foregoing, all Deliverables and Inventions developed by or for Dorado and designated as owned by or assigned to Customer hereunder shall be deemed the Confidential Information of Customer disclosed by Customer to Dorado, and exceptions (i) and (iv) above will not be applicable thereto.

       10.2 Each party acknowledges and agrees that, due to the unique nature of the Disclosing Party's Confidential Information, there can be no adequate remedy at law for any breach of its obligations under this Section 10, that any such breach may allow the Receiving Party or third parties to unfairly compete with the Disclosing Party, resulting in irreparable harm to the Disclosing Party, and, therefore, that upon any such breach or threat thereof, the Disclosing Party shall be entitled to seek injunctive relief and other appropriate equitable relief, without the necessity of posting any bond, in addition to whatever remedies it may have under this Agreement and at law, and to be indemnified by the Receiving Party from any loss or harm (including, without limitation, for attorneys' fees) in


-------------------
***Confidential treatment has been requested for certain redacted provisions of this agreement. The redacted provisions are identified by three asterisks enclosed by brackets and underlined. The confidential portion has been filed separately with the Securities and Exchange Commission.


--------------------------------------------------------------------------------
Dorado Software, Inc.           miniOSS Distribution Agreement           Page 8
              connection with any breach or enforcement of the Receiving Party's obligations hereunder or the unauthorized use or release of any Confidential Information. The Receiving Party will notify the Disclosing Party in writing immediately upon the occurrence of any such unauthorized release or other breach of which it is aware.

       10.3 Customer further agrees not to reverse assemble or reverse engineer the Software Products to acquire knowledge about the logic, structure or sequence of Software Products or decode any Software Products or to bypass or defeat protection methods provided for preventing unauthorized uses of the Software Products or to derive any Source Code or algorithms therefrom without prior written permission from Dorado.

       10.4 The provisions of this Section 10 ("Proprietary Protection of Materials") shall survive termination of this Agreement for any reason.

11     CHARGES AND PAYMENTS:

       11.1 Customer shall pay Dorado for one-time license fees, annual software maintenance, and professional services as set forth in Schedule C to this Agreement. Dorado shall perform the services described in Schedule B (Statement of Work) and its referenced documents on a "fixed price" basis. Notwithstanding the fixed price nature of the service engagement, any changes to the requirements set forth in the SOW and related documents caused by
              a) any changes requested by Customer or necessitated by Customer's actions, b) any modifications to Customer's equipment and any associated interfaces or operating systems, or c) any failure or delay of Customer to provide deliverables according to the agreed-upon project schedule(s) or as requested by Dorado, shall be considered a change and shall be subject to the change order process and additional charges as set forth in section 4.3 of this Agreement. Any failure of Customer to provide qualified personnel to assist Dorado as described under "resource assumptions" in Schedule B shall result in additional charges on a time and material basis.

       11.2 Customer agrees to make payments to Dorado in accordance with the Financials and Business Arrangements as set forth in Schedule C. All payments are due thirty (30) days following either the execution of this Agreement by both parties or a Deliverable Milestone Event as set forth in Schedule C as the case may be. For all amounts owed as a result of a Deliverable Milestone Event, payments shall be due thirty (30) days following the acceptance of such Deliverable by Customer in accordance with Section 4.

       11.3 Annual software product maintenance and support services as described in Schedule D shall become effective and shall be invoiced by Dorado upon the earlier of a) delivery of the Phase 2 Beta Release to Customer, or b) deployment of the Customer Solution Blade or any of the Software Products by Customer.

       11.4 Customer agrees not to withhold payments from Dorado due to any provision in this Agreement, except in the event of Dorado's breach of the Agreement or as otherwise specifically allowed herein.

       11.5 Subject to Customer's prior approval of all expenses, Customer will reimburse Dorado for reasonable travel, lodging, and meal expenses and any other expenses incurred for travel to Customer's facilities. Dorado may elect to suspend the provision of services under any outstanding SOW during any period when Customer is over sixty (60) days past due on any amount legally owing to Dorado hereunder and which is not subject to a good faith dispute.

12     TAXES:

       Customer agrees to pay any taxes or similar charges imposed by federal, state, municipal, or other governmental entities on any charges under this Agreement on the Software Products or Related Materials furnished hereunder or their use. Notwithstanding the foregoing, Dorado shall be responsible for payment of all taxes on its net income relating to this agreement.



--------------------------------------------------------------------------------
Dorado Software, Inc.           miniOSS Distribution Agreement           Page 9

13     MARKETING & PRODUCT "BRANDING"

       13.1 Dorado grants to Customer the right to "re-brand" and market its Customer Solution Blades with Dorado's logo within the guidelines defined in section 13.2.

       13.2 Customer agrees to include on all product packaging, product documentation and product marketing material for Customer Solution Blades incorporating any portion of the Software Products (or derivative works thereof) the tag line "Pieces of O". This tag line shall substantially follow the style "guidelines" (or "look and feel") as defined by Dorado in Schedule G.

14     MISCELLANEOUS

       14.1 TERMINATION: (a) This Agreement shall commence on the Effective Date and shall continue until terminated in accordance with the terms hereof. (b) Either party may terminate this Agreement upon thirty (30) days' written notice to the other party if the other party commits a material breach of any term hereof and fails to cure said breach within the 30-day period. Such notice shall set forth the basis of termination. (c) Upon termination of this Agreement due to Customer's uncured material breach of Sections 3.1, 3.2 or 3.5, Customer shall immediately cease use of, and return immediately to Dorado Software, all copies or portions of copies of the licensed Software Products and Related Materials. Notwithstanding the foregoing, all licenses granted by Customer to its customers for use of the Software Products and the derivative works developed therefrom granted by Customer prior to the date of termination, and consistent with the terms of this agreement, shall remain in full force and effect; and, in addition, the licenses granted to Customer under Sections 3.1, 3.2 and 3.5 above shall continue to the extent reasonably necessary for Customer to support its customers' use of the Software Products and their derivative works.

       14.2 ENTIRE AGREEMENT. This Agreement (together with all of the attached schedules and any duly executed future SOWs, which are all incorporated herein by reference) constitute the entire agreement between the parties with respect to the subject matter hereof and supersede all prior agreements, oral or written, relating to the subject matter of this agreement. No amendment, waiver or modification of any provision of this Agreement will be effective unless such is in writing and is executed by both parties hereto. The failure of either party to enforce its rights under this Agreement at any time for any period shall not be construed as a waiver of such rights.

       14.3 NO ASSIGNMENT. Neither party shall sell, transfer or assign any right or obligation hereunder without the prior written consent of the other. Any attempt to do so shall be void and shall result in termination of this Agreement. Notwithstanding the foregoing, in the case a party or all or substantially all of its assets are purchased by or merged into another entity, all rights and responsibilities under this Agreement shall transfer to the new controlling entity, provided that, for an assignment by Customer, the original intent of the resulting Customer Solution Blades remain materially the same. Subject to the foregoing, this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of Dorado and Customer.

       14.4 GOVERNING LAW. This Agreement shall be governed by the laws of the State of California without regard to its conflict of laws principles. In any action to enforce this Agreement the prevailing party will be entitled to recover its costs and reasonable attorneys' fees.

       14.5 SEVERABILITY. If any provision of this Agreement is held by a court of competent jurisdiction to be contrary to law, such provision shall be limited or eliminated to the minimum extent necessary so that this Agreement shall otherwise remain in full force and effect and enforceable.

       14.6 RELATIONSHIP OF PARTIES. The parties hereto expressly understand and agree that each party is an independent contractor in the performance of each and every part of this Agreement, and is solely responsible for all of its employees and agents and its labor costs and expenses arising in connection therewith. Neither party nor its agents or employees are the representatives of the other party for any purpose and neither party has the power or authority as agent, employee or any other capacity to represent, act for,




--------------------------------------------------------------------------------
Dorado Software, Inc.           miniOSS Distribution Agreement           Page 10
              bind or otherwise create or assume any obligation on behalf of the other party for any purpose whatsoever.

       14.7 NOTICES. Notices under this Agreement shall be sufficient and deemed effective upon receipt only if personally delivered, delivered by a major commercial rapid delivery courier service with tracing capability or mailed, postage or charges prepaid, by certified or registered mail, return receipt requested, to a party at its address set forth on the first page above or as amended by notice pursuant to this Section 14.7. If not received sooner, notice by mail shall be deemed received five (5) days after deposit in the U.S. mails.

       14.8 HEADINGS. Headings and captions are for convenience only and are not to be used in the interpretation of this Agreement.

       14.9 COUNTERPARTS. This Agreement may be executed in counterparts, each of which shall be deemed an original, but both of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, each party has executed this Agreement by a duly authorized representative. The parties acknowledge that they have read, understood and agreed to the terms of this Agreement.


DORADO SOFTWARE                          ACCELERATED NETWORKS, INC.

By:   /s/ Tim Sebring                    By:   /s/ Ronald L. Hughes

Name: Tim Sebring                        Name:    Ronald L. Hughes

Title: President & CEO                   Title:   Director of Contracts
                                                  6/30/00





--------------------------------------------------------------------------------
Dorado Software, Inc.           miniOSS Distribution Agreement          Page 11

SCHEDULE A: DORADO SOFTWARE PRODUCTS

o      OWARE(TM) 2.X - THE SOLUTION CREATION ENVIRONMENT
An integrated development environment for developing distributed networked applications. Oware, provides capabilities to create and execute distributed networked applications.

o      REDCELL(TM) SERVICE ASSURANCE CENTER (SAC) 2.X
An application, built with Oware technology which includes network fault and service level management, system configuration, reporting, and inventory and device management capabilities.

o      REDCELL(TM) SERVICE PROVISIONING CENTER (SPC) 1.X
An application, built with Oware technology which includes configuration management and provisioning of service (OSI Level 1/2) capabilities.





--------------------------------------------------------------------------------
Dorado Software, Inc.           miniOSS Distribution Agreement           Page 12

                          SCHEDULE B: STATEMENT OF WORK
                   (DORADO PROFESSIONAL SERVICES DELIVERABLES)



[***]





---------------------
***Confidential treatment has been requested for certain redacted provisions of this agreement. The redacted provisions are identified by three asterisks enclosed by brackets and underlined. The confidential portion has been filed separately with the Securities and Exchange Commission.


--------------------------------------------------------------------------------
Dorado Software, Inc.           miniOSS Distribution Agreement           Page 13

[***]









---------------------
***Confidential treatment has been requested for certain redacted provisions of this agreement. The redacted provisions are identified by three asterisks enclosed by brackets and underlined. The confidential portion has been filed separately with the Securities and Exchange Commission.



--------------------------------------------------------------------------------
Dorado Software, Inc.           miniOSS Distribution Agreement          Page 14

                 SCHEDULE C: FINANCIALS & BUSINESS ARRANGEMENTS




[***]









---------------------
***Confidential treatment has been requested for certain redacted provisions of this agreement. The redacted provisions are identified by three asterisks enclosed by brackets and underlined. The confidential portion has been filed separately with the Securities and Exchange Commission.



--------------------------------------------------------------------------------
Dorado Software, Inc.           miniOSS Distribution Agreement           Page 15

[***]










---------------------
***Confidential treatment has been requested for certain redacted provisions of this agreement. The redacted provisions are identified by three asterisks enclosed by brackets and underlined. The confidential portion has been filed separately with the Securities and Exchange Commission.




--------------------------------------------------------------------------------
Dorado Software, Inc.           miniOSS Distribution Agreement          Page 16

                                   SCHEDULE D:
                              DORADO SOFTWARE, INC.
               SOFTWARE PRODUCT MAINTENANCE AND SUPPORT AGREEMENT

The parties to this Agreement ("Agreement"), dated July 1, 2000 Dorado Software Inc. ("Dorado") whose principal place of business is 5176 Hillsdale Circle, El Dorado Hills, CA. and; ACCELERATED NETWORKS ("CUSTOMER"), having its principal offices at 301 Science Drive, Moorpark, CA 93021, agree as follows:

1.0    DEFINITIONS:

       1.1 SEVERITY level "High" Problem means the Customer is experiencing a serious problem with the product, which renders the product un-usable and is causing significant performance degradation. Upon occurrence of a problem of this severity, all available resources are applied to resolve the problem during business hours.

       1.2 SEVERITY level "Medium" Problem means that the Customer requires technical advise or a solution, a workaround is available, and there is some operational impact.

       1.3 SEVERITY level "Low" Problem means that Customer requires Technical Assistance as needed. The problem is a minor non-disruptive error or function that has little or no operational impact.

       1.4 Response Time refers to the timeframe within which Dorado must contact Customer once a problem has been notified.

       1.5 Problem Resolution Time refers to the timeframe required to resolve a problem fully or to develop a temporary work-around followed by a durable solution.

       1.6 "Error" means any material problem caused by an incorrect operation of the computer code in the Software Products or an incorrect statement or diagram in Related Materials that produces incorrect results.

       1.7 "Oware" is Dorado's software product for creating, executing and managing distributed business applications.

       1.8 "RedCell Service Assurance Center" (SAC) is a Dorado Solution Blade, built with Oware for managing of Service-level Agreements, Network Faults and Customer information. It consists of business class definitions, business rules, events and GUI screens, created with Oware technology.

       1.9 "RedCell Service Provisioning Center" (SPC) is a Dorado Software Solution Blade, built with Oware for provisioning services (primarily Level 1 & Level 2 services in the OSI definition of services). It consists of business class definitions, business rules, events and GUI screens, created with Oware technology.

       1.10 "Software Products" means the Dorado Software proprietary computer software set forth in Schedule A including but not limited to Oware (in Object Code) and the Source Code to RedCell SAC & RedCell SPC and Related Materials, and Customer Solution Blades as set forth in Section 2 herein.

       1.11 "Product Transfer Date" means the contract date to be used for the determination of warranty periods, any acceptance periods, or any other event which is controlled by an agreed to start date. This date shall coincide with the date the any Software Product is received by Customer.

       1.12 "Customer Solution Blade" means any Customer proprietary computer software (in Source Code, or Object Code) and Related Materials developed with or incorporating the Software Products (or portions thereof) or any derivative works of the Software Products (or portions thereof), [***].

2.0    SOFTWARE PRODUCTS SUPPORT AND MAINTENANCE FEES:

The annual support and maintenance fees for the Software Products as set forth in this Schedule and depending on the level of support elected by Customer, are as follows:

Selected Level [X]
              -----

Support Level 1: Software Maint. and Normal Business Day Support: [***] annually

---------------------
***Confidential treatment has been requested for certain redacted provisions of this agreement. The redacted provisions are identified by three asterisks enclosed by brackets and underlined. The confidential portion has been filed separately with the Securities and Exchange Commission.

--------------------------------------------------------------------------------
Dorado Software, Inc.           miniOSS Distribution Agreement          Page 17

Selected Level _______

Support Level 2:  Software Maintenance and 24x7  Support:  $ __________

Software Products covered under this Schedule include:

o        Oware(TM)
o        RedCell(TM)SAC
o        RedCell(TM)SPC
o Customer Solution Blades (as long as Dorado has primary development responsibility of a particular Customer Solution Blade and, to the extent that any Customer Solution Blade incorporates Software Products, such incorporated Software Products)

3.0    Support and Maintenance

       3.1 Dorado Software will provide full support and maintenance for Software Products and Related Materials specified in Paragraph 2.0, as long as the annual maintenance fees specified in Paragraph
              2.0 have been paid, and Customer is current on all license fees and all other moneys owed to Dorado Software.

       3.2 SERVICE COMMENCEMENT DATE: Is defined as the Date of Delivery by Dorado to Customer of Software Products for Software Products and Acceptance of Customer Solution Blade by Customer for Customer Solution Blade.

       3.3    Support Level 1 (Standard Support)

              3.3.1 Standard software maintenance charges are computed at the rates specified in Paragraph 2.0. Service under this Agreement shall commence on the date designated by the Customer in Paragraph 3.2(c) herein. This date becomes the annual renewal date. Service charges for subsequent or additional copies of the Software Products as specified in Paragraph 2.0 are due at time of Product Transfer Date and will be calculated on a pro-rata basis to coincide with the annual renewal date.

              3.3.2  Any additional Software Products not specified in Paragraph
                     2.0 can be added to this Agreement by issuance of the appropriate purchase document with reference to this Agreement plus a statement on the purchase document that the products being added are not on the original contract. The parties will amend this Agreement in a duly executed writing to include the new product or services. Upon receipt of a purchase order so designated, Dorado may accept the purchase order by issuing an invoice at the then current prices. Upon Customer's acceptance of such prices, such purchase order and invoice shall constitute a valid amendment to this agreement. To the extent that the terms and conditions of either the Customer purchase order or the Dorado invoice conflict with the terms and conditions of this Agreement, the terms and conditions of this Agreement will prevail.

              3.3.3 Support for Software Products and Related Materials shall only be provided on the most current version and last major version of the Software Products and shall include release updates, program maintenance, and reasonable telephone support as set forth herein. Dorado will support a previous major release of the Software Products for no more than [***] from the release date of new Software Product releases. Patch releases and customer specific releases will be supported for a period of [***].

              3.3.4 Telephone consultation services are available during normal business hours, where "normal business hours" are from 8:30 am. to 5:30 p.m. Monday through Friday, Pacific Coast Time, excluding federal holidays.

              3.3.5 Problem Resolution - Dorado will use its best efforts to resolve problems with the Software Products based on the severity of the failure and the priority of resolving the problems as mutually agreed to by Customer and Dorado. The following matrix(s) shall apply:

                     ----------------------------------------------------------
                           SEVERITY      TIME-TO-RESOLUTION       COMMENTS
                     ----------------------------------------------------------

---------------------
***Confidential treatment has been requested for certain redacted provisions of this agreement. The redacted provisions are identified by three asterisks enclosed by brackets and underlined. The confidential portion has been filed separately with the Securities and Exchange Commission.


--------------------------------------------------------------------------------
Dorado Software, Inc.           miniOSS Distribution Agreement          Page 18

                     ----------------------------------------------------------
                      SEVERITY   TIME-TO-RESOLUTION           COMMENTS
                     ----------------------------------------------------------

                       High      Problem fixed in [***]     To resolve a problem
                                                            of this severity,
                                                            Dorado will use its
                                                            best efforts and all
                                                            available resources
                                                            will be applied
                                                            during business
                                                            hours to resolve the
                                                            problem as long as
                                                            it is classified as
                                                            High.

                     ----------------------------------------------------------
                       Medium    Problem fixed in [***]     Dorado will use
                                                            commercially
                                                            reasonable efforts
                                                            to solve the problem
                                                            as soon as possible.

                     ----------------------------------------------------------
                       Low       Problem fixed in next      Resolved in next
                                 major release of the       major release of the
                                 product.                   product.

                     ----------------------------------------------------------


       3.4    Support Level 2 (24x7 Support) (optional)

              3.4.1 Should Customer elect to pay for Support Level 2, in addition to the support provided in the Support Level 1 option, Dorado will provide (24x7) support for so long as Customer pays the 24x7 support and maintenance fee. Dorado will provide Customer with support and maintenance as follows:

              3.4.2  Dorado will make available a Technical Assistance Center
                     (TAC) engineer via pager on a 24x7 basis. Upon notification that a Software Product has failed or malfunctioned, Dorado will respond to the Customer within [***] of the notification.

              3.4.3 Once Dorado has responded, the following table will guide the escalation process for resolving the problem based upon the severity level. The Customer determines the severity level to be assigned to each problem.


              ----------------------------------------------------------------------------------------------
               Severity    Time Frame      Dorado Technical Level           Dorado Management Level
              ----------------------------------------------------------------------------------------------
                High        [***]           Level 3 Eng                        Dir. Customer Support
              ----------------------------------------------------------------------------------------------

                            [***]           Action plan/Conf Call with         Dir CustSupport, Eng. Mgr.
                                            Customer
              ----------------------------------------------------------------------------------------------
                Medium      [***]           TAC Eng                            Dir. Cust.Support, Eng. Mgr.
              ----------------------------------------------------------------------------------------------
                Low         [***]           TAC Eng                            Dir. Cust. Support, Eng. Mgr.
              ----------------------------------------------------------------------------------------------

              3.4.4 Problem Resolution - Dorado will use its best efforts to resolve problems with the Software Products based on the severity of the failure as determined by Customer and the priority of resolving the problems as mutually agreed to by Customer and Dorado. The following matrix shall apply:


                  --------------------------------------------------------------------------------------------------
                  SEVERITY      ESCALATION          TIME-TO-RESOLUTION         COMMENTS
                                TIME-FRAMES
                  --------------------------------------------------------------------------------------------------
                  High          See table above     Workaround in-place         To resolve a problem of this
                                                    within   [***]; Problem     severity, all available resources
                                                    fixed in [***]              will be applied to resolve the
                                                                                problem as long as it is classified
                                                                                as High
                  --------------------------------------------------------------------------------------------------
                  Medium        See table above     Workaround or solution      To resolve a problem of this
                                                    in place within [***].      severity, resources will be applied to
                                                    Problem fixed in [***]      resolve the problem as long as
                                                                                it is classified as Medium
                  --------------------------------------------------------------------------------------------------
                  Low           See table above     Problem fixed in next       Resolved in next major release of
                                                    major release of the        the product.
                                                    product.
                  --------------------------------------------------------------------------------------------------


---------------------
***Confidential treatment has been requested for certain redacted provisions of this agreement. The redacted provisions are identified by three asterisks enclosed by brackets and underlined. The confidential portion has been filed separately with the Securities and Exchange Commission.




--------------------------------------------------------------------------------
Dorado Software, Inc.           miniOSS Distribution Agreement          Page 19

       3.5 Dorado agrees to pay for normal business expenses related to providing support services covered under this agreement.

       3.6 The Customer agrees to pay expenses for actions initiated by Customer that are beyond the scope of Dorado obligations under this agreement or are for the convenience of Customer.

       3.7 Subject to Customer's approval prior to the provision of on-site services, Customer agrees to pay then-current time and material charges for on-site service to support the Software Products.

4.0    CHARGES AND PAYMENTS:

       4.1 Customer agrees not to withhold payments from Dorado due to any provision in this Agreement, except in the event of Dorado's breach of the Agreement or as otherwise specifically allowed herein.

       4.2 Customer agrees to make all payments to Dorado under this Agreement within thirty (30) days upon receipt of an invoice from Dorado.

       4.3 Customer agrees to pay a monthly late payment charge computed at the rate of [***], or the maximum late charge permitted by applicable law, whichever is less, on any unpaid amount that is not in dispute for each calendar month (or fraction thereof) that such payment is overdue.

       4.4 In the event Dorado must institute legal proceedings to collect any amounts legally due hereunder, Customer agrees to pay the costs of any collection or restitution, including reasonable attorneys fees.

       4.5 If Customer is past due by sixty (60) days or more on any amount owed hereunder, Dorado may suspend its provision of maintenance and support services until such amount (including late payment charges as set forth in Section 4.4) is received by Dorado. Dorado may, by written notice to Customer ninety (90) days prior to the anniversary day, increase or decrease the annual maintenance fees set forth in Section 2.0. Any increase in the amount of an annual maintenance fee shall not exceed [***] of the previous year's fee.

5.0 TAXES: Customer agrees to pay any taxes or similar charges imposed by federal, state, municipal, or other governmental entities on charges under this Agreement on the Software Products, Related Materials and services furnished hereunder or their use. Notwithstanding the foregoing, Dorado shall be responsible for payment of all taxes on its net income relating to this agreement.

6.0    MISCELLANEOUS

       6.1 Term and Termination. This Agreement is effective as of the date it is executed by the party last to sign, and subject to the terms hereof, remains in force until terminated. Customer may by thirty
              (30) days prior written notice terminate its maintenance service, releasing Dorado from the terms and conditions under Paragraphs
              3.1 through 3.8, while retaining the right to use the Software Products, provided the licenses for such Software Products remain in effect.

       6.2 Force Majeure. Should either party be unable to perform any obligation required of it under this Agreement other than the payment of money, because of any cause beyond its control (including, but not limited to war, insurrection, riot civil commotion, shortages, strike, lockout fire, earthquake, calamity, windstorm, flood, material shortages, failure of any suppliers, freight handlers, transportation vendors or like activities, or any other force majeure), then such party's performance of any such obligation shall be suspended for such period as the party is unable to perform such obligation.

       6.3 Entire Agreement. The provisions herein constitute the entire agreement between the parties with respect to the subject matter hereof and supersede all prior agreements, oral or written, relating to the subject matter of this agreement. No amendment, waiver or modification of any provision of this Agreement will be effective unless such is in writing and is executed by both parties hereto. The failure of either party to enforce its rights under this Agreement at any time for any period shall not be construed as a waiver of such rights.

       6.4 Assignment. Neither party shall sell, transfer or assign any right or obligation hereunder without the prior written consent of the other. Any attempt to do so shall be void and shall result in termination of this Agreement. Notwithstanding the foregoing, in the case a party or substantially all of its assets are purchased by or merged into another entity, all rights and responsibilities under this Agreement shall transfer to the new controlling entity. Subject to the foregoing, this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of Dorado and Customer.

       6.5 Governing Law. The validity and performance of this Agreement shall be governed by the laws of the State of California without regard to its conflict of laws principles.



-------------------
***Confidential treatment has been requested for certain redacted provisions of this agreement. The redacted provisions are identified by three asterisks enclosed by brackets and underlined. The confidential portion has been filed separately with the Securities and Exchange Commission.


--------------------------------------------------------------------------------
Dorado Software, Inc.           miniOSS Distribution Agreement          Page 20

       6.6 Severability. If any provision of this Agreement is held by a court of competent jurisdiction to be contrary to law, such provision shall be limited or eliminated to the minimum extent necessary so that this Agreement shall otherwise remain in full force and effect and enforceable.

       6.7 Attorney's Fees. The parties agree that if either party has to bring a lawsuit to enforce the terms of this agreement, the prevailing party shall be entitled to reasonable attorney's fees and costs

IN WITNESS WHEREOF, each party has executed this Agreement by a duly authorized representative. The parties acknowledge that they have read, understood and agreed to the terms of this Agreement.

DORADO SOFTWARE, INC. ACCELERATED NETWORKS, INC.



By:/s/    Tim Sebring                            By:  Ronald L. Hughes

Name: Tim Sebring                                Name:  Ronald L. Hughes

Title:   President & CEO                         Title: Director of Contracts
                                                 6/30/00





--------------------------------------------------------------------------------
Dorado Software, Inc.           miniOSS Distribution Agreement          Page 21

                                   SCHEDULE E


[***]







---------------------
***Confidential treatment has been requested for certain redacted provisions of this agreement. The redacted provisions are identified by three asterisks enclosed by brackets and underlined. The confidential portion has been filed separately with the Securities and Exchange Commission.



--------------------------------------------------------------------------------
Dorado Software, Inc.           miniOSS Distribution Agreement          Page 22

[***]








---------------------
***Confidential treatment has been requested for certain redacted provisions of this agreement. The redacted provisions are identified by three asterisks enclosed by brackets and underlined. The confidential portion has been filed separately with the Securities and Exchange Commission.




--------------------------------------------------------------------------------
Dorado Software, Inc.           miniOSS Distribution Agreement          Page 23

[***]








---------------------
***Confidential treatment has been requested for certain redacted provisions of this agreement. The redacted provisions are identified by three asterisks enclosed by brackets and underlined. The confidential portion has been filed separately with the Securities and Exchange Commission.




--------------------------------------------------------------------------------
Dorado Software, Inc.           miniOSS Distribution Agreement          Page 24

[***]







---------------------
***Confidential treatment has been requested for certain redacted provisions of this agreement. The redacted provisions are identified by three asterisks enclosed by brackets and underlined. The confidential portion has been filed separately with the Securities and Exchange Commission.




--------------------------------------------------------------------------------
Dorado Software, Inc.           miniOSS Distribution Agreement          Page 25

[***]












---------------------
***Confidential treatment has been requested for certain redacted provisions of this agreement. The redacted provisions are identified by three asterisks enclosed by brackets and underlined. The confidential portion has been filed separately with the Securities and Exchange Commission.




--------------------------------------------------------------------------------
Dorado Software, Inc.           miniOSS Distribution Agreement          Page 26

                                   SCHEDULE F
                            SOFTWARE ESCROW AGREEMENT

                      Account Number ______________________

       This Software Escrow Agreement (the "Agreement") is made as of date of the last dated signature (the "Effective Date"), by and among DSI TECHNOLOGY ESCROW SERVICES, INC. ("DSI"), ACCELERATED NETWORKS, having its principal offices at 301 Science Drive, Moorpark, CA 93021, ("Beneficiary"), and DORADO SOFTWARE, INC., 5176 Hillsdale Circle, El Dorado Hills, California 95762 ("Depositor").

       WHEREAS Beneficiary and Depositor have entered into the miniOSS Distribution Agreement (the "OSS Agreement") pursuant to which Depositor is to license certain software to Beneficiary; and

       WHEREAS the OSS Agreement provides that Beneficiary and Depositor will enter into a source code escrow agreement among themselves and an escrow agent which provides for Depositor to deposit with, and which enables Beneficiary to obtain from, the escrow agent certain software source code and documentation solely for the purposes specified in the OSS Agreement;

       WHEREAS Depositor and Beneficiary desire to establish an escrow with DSI to provide for the retention, administration and controlled access of the deposited materials.

       WHEREAS The parties desire this Agreement to be supplementary to the OSS Agreement pursuant to Title 11, United States [Bankruptcy] Code, Section 365(n).

       NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and in consideration of the promises, mutual covenants and conditions contained herein, the parties agree as follows:

ARTICLE 1  --  DEFINITIONS

       Capitalized terms not otherwise defined herein shall have the meaning set forth in the OSS Agreement. The following definitions shall apply to the terms set forth in this Escrow Agreement:

       1.1 "Deposit Materials" means one copy of the full source code from which each of the Software Products and Customer Solution Blades was compiled on disk or magnetic tape media, and all technical documentation required to allow a reasonably skilled third party software developer to compile, understand, prepare, replace, maintain, modify and enhance the Software Products and Customer Solution Blades.

ARTICLE 2  --  DEPOSITS

       2.1 Obligation to Make Deposit. Within ten (10) days of the Effective Date, Depositor shall deliver the Deposit Materials to DSI.

       2.2    Depositor's Representations. Depositor represents as follows:

              2.2.1 Depositor lawfully possesses all of the Deposit Materials deposited with DSI;

              2.2.2 With respect to all of the Deposit Materials, Depositor has the right and authority to grant to DSI and Beneficiary the rights as provided in this Agreement;

              2.2.3 The Deposit Materials are not subject to any lien or other encumbrance;

              2.2.4 The materials actually deposited will meet the definition of Deposit Materials; and






--------------------------------------------------------------------------------
Dorado Software, Inc.           miniOSS Distribution Agreement          Page 27

              2.2.5 The Deposit Materials are readable and useable in their current form.

       2.3 Identification of Tangible Media. Prior to the delivery of the Deposit Materials to DSI, Depositor shall conspicuously label for identification each document, magnetic tape, disk, or other tangible media upon which the Deposit Materials are written or stored. Additionally, Depositor shall complete Appendix A to this Agreement by listing each such tangible media by the item label description, the type of media and the quantity. The Appendix A must be signed by Depositor and delivered to DSI with the Deposit Materials. Unless and until Depositor makes the initial deposit with DSI, DSI shall have no obligation with respect to this Agreement, except the obligation to notify the parties regarding the status of the deposit account as required in Section 3.2 below.

       2.4 Acceptance of Deposit. When DSI receives the deposit materials and Appendix A, DSI will conduct a deposit inspection by visually matching the labeling of the tangible media containing the deposit materials to the item descriptions and quantity listed on Appendix A. At the completion of the deposit inspection, if DSI determines that the labeling of the tangible media matches the item descriptions and quantity on Appendix A, DSI will date and sign Appendix A and mail a copy thereof to Depositor and Beneficiary. If DSI determines that the labeling does not match the item descriptions or quantity on Appendix A, DSI will (i) note the discrepancies in writing on Appendix A, (ii) date and sign Appendix A with the exceptions noted, and (iii) provide a copy of Appendix A to Depositor and Beneficiary. DSI's acceptance of the deposit occurs upon the signing of Appendix A by DSI.

       2.5 Verification and Testing of Deposit Materials by Beneficiary. Beneficiary shall have the right to appoint at its expense an independent, professional computer-programming consultant mutually agreeable to Beneficiary and Depositor to inspect, compile, test, and review the Deposit Materials (subject to appropriate undertakings of confidentiality and restrictions on subsequent use or disclosure) at any time, and DSI shall permit such inspections and testing promptly upon written request. Such inspections and testing shall be conducted at a mutually agreed upon location. If and only if such professional determines that the deposited Deposit Materials are incorrect or incomplete, then Depositor shall reimburse Beneficiary for the professional's reasonable fees and expenses and shall correct such errors or omissions in the Deposit Materials within fifteen (15) days after notification of such errors or omissions. Depositor shall have the option to rebut or confirm the professional's determination.

       2.6 Deposit Updates. Unless otherwise provided by the OSS Agreement, Depositor shall update the Deposit Materials within 60 days of release of each Revision or New Version of the Software Products and Customer Solution Blade which is the subject of the OSS Agreement ("Deposit Updates"). Such Deposit Updates will be added to the existing deposit. All Deposit Updates shall be listed on a new Appendix A and the new Appendix A shall be signed by Depositor. Each Appendix A will be held and maintained separately within the escrow account. An independent record will be created which will document the activity for each Appendix A. The processing of all Deposit Updates shall be in accordance with Sections 2.3 and 2.4 above. All references in this Agreement to the Deposit Materials shall include the initial Deposit Materials and any Deposit Updates.

       2.7 Removal of Deposit Materials. The Deposit Materials may be removed and/or exchanged only on written instructions signed by Depositor and Beneficiary, or as otherwise provided in this Agreement.

ARTICLE 3  -- CONFIDENTIALITY AND RECORD KEEPING

         3.1 Confidentiality. DSI shall maintain the Deposit Materials in a secure, environmentally safe, locked facility which is accessible only to authorized representatives of DSI. DSI shall have the obligation to reasonably protect the confidentiality of the Deposit Materials. Except as provided in this Agreement, DSI shall not disclose, transfer, make available, or use the Deposit Materials. DSI shall not disclose the content of this Agreement to any third party. If DSI receives a subpoena or other order of a court or other judicial tribunal pertaining to the disclosure or release of the Deposit Materials, DSI will




--------------------------------------------------------------------------------
Dorado Software, Inc.           miniOSS Distribution Agreement          Page 28
immediately notify the parties to this Agreement. It shall be the responsibility of Depositor and/or Beneficiary to challenge any such order; provided, however, that DSI does not waive its rights to present its position with respect to any such order. DSI will not be required to disobey any court or other judicial tribunal order.

       3.2 Status Reports. DSI will issue to Depositor and Beneficiary a report profiling the account history at least semi-annually. DSI may provide copies of the account history pertaining to this Agreement upon the request of any party to this Agreement.

       3.3 Audit Rights. Depositor and Beneficiary shall be entitled at reasonable times during normal business hours and upon reasonable notice to the DSI during the term of this Escrow Agreement to inspect the records of DSI with respect to the Deposit Materials. Depositor and Beneficiary shall be entitled upon reasonable notice to the DSI and during normal business hours to inspect the facilities of the DSI with respect to the physical status and condition of the Deposit Materials.

ARTICLE 4  --  GRANT OF RIGHTS TO DSI

       4.1 Title to Media. Depositor hereby transfers to DSI the title to the media upon which the Deposit Materials are written or stored. However, this transfer does not include the ownership of the proprietary information and materials contained on the media such as any copyright, trade secret, patent or other intellectual property rights.

       4.2 Right to Make Copies. DSI shall have the right to make copies of the Deposit Materials as reasonably necessary to perform this Agreement. DSI shall copy all copyright, nondisclosure, and other proprietary notices and titles contained on the Deposit Materials onto any copies made by DSI. With all Deposit Materials submitted to DSI, Depositor shall provide any and all instructions as may be necessary to duplicate the Deposit Materials including but not limited to the hardware and/or software needed.

       4.3 Right to Transfer Upon Release. Depositor hereby grants to DSI the right to transfer the Deposit Materials to Beneficiary upon any release of the Deposit Materials for use by Beneficiary in accordance with Article 5. Except upon such a release or as otherwise provided in this Agreement, DSI shall not transfer the Deposit Materials.

ARTICLE 5  -- RELEASE OF DEPOSIT

       5.1 Release Events. As used in this Agreement, "Release Event" shall mean any of the following:

              5.1.1 Depositor's failure to carry out obligations imposed on it pursuant to the OSS Agreement or this Escrow Agreement and fails to cure such breach within thirty (30) days of receiving written notice of the breach from Beneficiary;

              5.1.2 Depositor becomes insolvent or becomes the subject of a voluntary or involuntary petition in bankruptcy or any proceeding relating to insolvency, receivership, liquidation, or composition for the benefit of creditors, which proceeding is not dismissed within sixty (60) days; or

              5.1.3 Depositor's failure to continue to do business in the ordinary course.

       5.2 Occurrence of Release Event. Upon the occurrence of one or more of the Release Events, Beneficiary may give written notice to the DSI of the occurrence of any such Release Event (a "Release Notice"), which notice will (i) specify the nature of any such Release Event, and (ii) instruct DSI to deliver the Deposit Materials to Beneficiary at a time specified by Beneficiary (but not earlier than ten




--------------------------------------------------------------------------------
Dorado Software, Inc.           miniOSS Distribution Agreement          Page 29

(10) working days after the Release Notice is sent by DSI to Depositor). Upon receipt of a Release Notice, DSI shall immediately transmit a copy of the Release Notice to Depositor by certified mail, return receipt requested, or by commercial express mail. If, within ten (10) working days after DSI transmits the Release Notice to Depositor, Depositor fails to notify DSI in writing that Depositor disputes the Release Notice, DSI shall immediately deliver the Deposit Materials to Beneficiary in accordance with the instructions of Beneficiary contained in such Release Notice.

       5.3 Dispute of Occurrence of Release Event. If Depositor disputes Beneficiary's Release Notice, then within ten (10) working days of the date DSI sent the Release Notice, Depositor must file concurrently with DSI and Beneficiary a written notice executed by an authorized representative of Depositor stating that no Release Event has occurred or that the Release Event no longer exists, and specifying the facts in support of its position. If Depositor fails to file such a written notice, then the DSI shall deliver the Deposit Materials to Beneficiary in accordance with the instructions of Beneficiary. If Depositor files a written notice disputing Beneficiary's claim that a Release Event has occurred, then the DSI shall not deliver the Deposit Materials to either Beneficiary or Depositor until directed to do so by Depositor and Beneficiary jointly or by an arbitrator, or until the DSI receives from Beneficiary a certified copy of a final order of an arbitrator or a court of competent jurisdiction determining that a Release Event has occurred entitling Beneficiary to receive delivery of the Deposit Materials.

       5.4 Grant of License upon Release of Deposit Materials. Upon release of the Deposit Materials in accordance with this Article 5, Beneficiary is granted a fully-paid, royalty free, personal, non-exclusive and non-transferable (except as set forth in Section 10.7) license to reproduce, modify and otherwise use the Deposit Materials to maintain and support the Dorado Software Products and Customer Solution Blades. Beneficiary shall be obligated to maintain the confidentiality of the released Deposit Materials.

ARTICLE 6  -- ARBITRATION

       6.1    Arbitration of Dispute over Occurrence of Release Event

              6.1.1 Arbitration Procedure. If (i) Beneficiary receives a written notice from Depositor stating that no Release Event has occurred or that the Release Event no longer exists, and if Beneficiary desires to obtain a release of the Deposit Materials as a result of the Release Event(s) in dispute, or (ii) the DSI receives a Release Notice and the DSI is uncertain whether the Release Notice was timely or otherwise effective, Beneficiary or DSI shall file a demand for binding arbitration with the American Arbitration Association ("AAA") in Santa Clara County. Any such arbitration shall take place in Santa Clara County and be conducted by a single arbitrator according to the then current Commercial Rules of the AAA. Judgment upon the award rendered by the arbitrator may be entered in any court having jurisdiction thereof. 6.1.2 Scope of Arbitration. The sole issue to be decided in an arbitration over the occurrence of a Release Event shall be whether a Release Event existed at the time Beneficiary gave notice to the DSI of such Release Event. The decision of the arbitrator shall be in writing and made within thirty (30) days following the conclusion of any evidentiary hearing. The arbitrator shall have no power or authority to modify the agreements of the parties. The arbitrator shall have no authority to award damages or to enter any form of injunctive relief.

              6.1.2 Scope of Arbitration. The sole issue to be decided in an arbitration over the occurrence of a Release Event shall be whether a Release Event existed at the time Beneficiary gave notice to the DSI of such Release Event. The decision of the arbitrator shall be in writing and made within thirty (30) days following the conclusion of any evidentiary hearing. The arbitrator shall have no power or authority to modify the agreements of the parties. The arbitrator shall have no authority to award damages or to enter any form of injunctive relief.

              6.1.3 Arbitration Expenses. If the arbitrator determines that a Release Event existed at the time Beneficiary gave notice to DSI of such Release Event and such Release Event still existed at the time of Depositor's filing of a written notice disputing the existence of such Release Event, Depositor shall pay all fees and costs incurred in connection with such arbitration. If the arbitrator determines that a Release Event did not exist at the time Beneficiary gave a Release Notice to DSI of such Release Event, Beneficiary shall pay all fees and costs incurred in connection with such arbitration. Such fees and costs may include, without limitation, the



--------------------------------------------------------------------------------
Dorado Software, Inc.           miniOSS Distribution Agreement          Page 30
       reasonable attorney's fees and costs incurred by the prevailing party and DSI's fees (if any) in connection with the arbitration proceeding.

       6.2 Arbitration of Other Disputes. Any other dispute relating to or arising from this Agreement shall be resolved by arbitration (separate from any arbitration over the occurrence of a Release Event) under the then current Commercial Rules of the AAA. The arbitration shall take place in Santa Clara County, California. Any court having jurisdiction over the matter may enter judgment on the award of the arbitrator(s). Service of a petition to confirm the arbitration award may be made by first class mail or by commercial express mail, to the attorney for the party or, if not represented, to the party at the last known business address. The prevailing party(ies) shall be entitled to an award of costs and reasonable attorneys' fees.

       6.3 Notice of Requested Order. If any party intends to obtain an order from the arbitrator or any court of competent jurisdiction which may direct DSI to take, or refrain from taking any action, that party shall (i) give DSI at least two business days' prior notice of the hearing, (ii) include in any such order that, as a precondition to DSI's obligation, DSI be paid in full for any past due fees and be paid for the reasonable value of the services to be rendered pursuant to such order, and (iii) ensure that DSI not be required to deliver the original (as opposed to a copy) of the Deposit Materials if DSI may need to retain the original in its possession to fulfill any of its other duties.

ARTICLE 7  --  TERM AND TERMINATION

       7.1 Term of Agreement. The initial term of this Agreement is for a period of one year. Thereafter, this Agreement shall automatically renew from year-to-year unless (i) Depositor and Beneficiary jointly instruct DSI in writing that the Agreement is terminated; or (ii) the Agreement is terminated by DSI for nonpayment in accordance with Section 7.2. If the Deposit Materials are subject to another escrow agreement with DSI, DSI reserves the right, after the initial one year term, to adjust the anniversary date of this Agreement to match the then prevailing anniversary date of such other escrow arrangements.

       7.2 Termination for Nonpayment. In the event of the nonpayment of fees owed to DSI, DSI shall provide written notice of delinquency to all parties to this Agreement. Any party to this Agreement shall have the right to make the payment to DSI to cure the default. If the past due payment is not received in full by DSI within one (1) month of the date of such notice, then DSI shall have the right to terminate this Agreement at any time thereafter by sending written notice of termination to all parties. DSI shall have no obligation to take any action under this Agreement so long as any payment due to DSI remains unpaid.

       7.3 Disposition of Deposit Materials Upon Termination. Upon termination of this Agreement by joint instruction of Depositor and Beneficiary, DSI shall destroy, return, or otherwise deliver the Deposit Materials in accordance with Depositor's instructions. Upon termination for nonpayment, DSI may, at its sole discretion, destroy the Deposit Materials or return them to Depositor. DSI shall have no obligation to return or destroy the Deposit Materials if the Deposit Materials are subject to another escrow agreement with DSI.

       7.4 Survival of Terms Following Termination. Upon termination of this Agreement, the following provisions of this Agreement shall survive: Section 2.2 ("Depositor's Representations"), Section 3.1 ("Confidentiality"), Section 4.3 ("Right to Transfer Upon Release"), Section 5.4 ("Right to Use Following Release" if a release of the Deposit Materials has occurred prior to termination), Article 8 ("DSI Fees") and any provisions in this Agreement which specifically state they survive the termination or expiration of this Agreement.



--------------------------------------------------------------------------------
Dorado Software, Inc.           miniOSS Distribution Agreement          Page 31

ARTICLE 8  --  DSI FEES

       8.1 Fee Schedule. DSI is entitled to be paid its standard fees and expenses applicable to the services provided. Beneficiary shall be responsible for payment of DSI's fees. DSI shall notify Beneficiary at least 90 days prior to any increase in fees. For any service not listed on DSI's standard fee schedule, DSI will provide a quote prior to rendering the service, if requested.

       8.2 Payment Terms. DSI shall not be required to perform any service unless the payment for such service and any outstanding balances owed to DSI are paid in full. Fees are due upon receipt of a signed contract or receipt of the Deposit Materials whichever is earliest. If invoiced fees are not paid, DSI may terminate this Agreement in accordance with Section 7.2. Late fees on past due amounts shall accrue interest at the rate of one and one-half percent per month (18% per annum) from the date of the invoice.

ARTICLE 9  --  LIABILITY

       9.1 Right to Rely on Instructions. DSI may act in reliance upon any instruction, instrument, or signature reasonably believed by DSI to be genuine. DSI may assume that any employee of a party to this Agreement who gives any written notice, request, or instruction has the authority to do so. DSI shall not be responsible for failure to act as a result of causes beyond the reasonable control of DSI.

       9.2 Indemnification. DSI shall be responsible to perform its obligations under this Agreement and to act in a reasonable and prudent manner with regard to this escrow arrangement. Depositor and Beneficiary each agree to indemnify, defend and hold harmless DSI from any and all claims, actions, damages, arbitration fees and expenses, costs, attorney's fees and other liabilities incurred by DSI relating in any way to this Escrow Agreement provided that (i) DSI has acted in the manner stated in the preceding sentence, (ii) DSI promptly gives Depositor and Beneficiary notice of any such claim or action; (iii) Depositor and Beneficiary shall have joint authority to select defense counsel and to control the defense and settlement of such claim; and (iv) DSI cooperates as reasonably requested in such defense.

ARTICLE 10  --  GENERAL PROVISIONS

       10.1 Controlling Law. This Agreement is to be governed and construed in accordance with the laws of the State of California, without regard to its conflict of law provisions.

       10.2 Supplementary Agreement. The parties agree and acknowledge that this Escrow Agreement is, and is intended to be, supplementary to the license contained in the OSS Agreement, as the term "supplementary" is used in 11 U.S.C.ss. 365(n).

       10.3 Entire Agreement. This Agreement embodies the entire understanding among the parties with respect to its subject matter and supersedes all previous communications, representations or understandings, either oral or written. DSI is not a party to the OSS Agreement between Depositor and Beneficiary and has no knowledge of any of the terms or provisions of any such OSS Agreement. DSI's only obligations to Depositor or Beneficiary are as set forth in this Agreement. No amendment or modification of this Agreement shall be valid or binding unless signed by all the parties hereto, except that the Beneficiary need not sign Appendix A.

       10.4 Waiver. The failure of any party hereto to require performance by another party of any provision hereof shall not affect the full right to require such performance at any time thereafter nor shall the waiver of any party of a breach of any provision hereof by any other party be taken or held to be a waiver of the provision itself.

       10.5 Notices. Any notice required or permitted to be given by either party under this Agreement shall be in writing and shall be sent by express carrier to the other party at the address first set



--------------------------------------------------------------------------------
Dorado Software, Inc.           miniOSS Distribution Agreement          Page 32
forth below, or such new address and attention as may from time to time be supplied hereunder by the parties hereto.

         IF TO DORADO SOFTWARE:                  IF TO ACCELERATED NETWORKS:

         Dorado Software, Inc.                   Accelerated Networks, Inc.
         5176 Hillsdale Circle                   301 Science Drive
         Dorado Hills, CA 95762                  Moorpark, CA 93021
         Attention: President                    Attention: President


         IF TO DSI:

         DSI Technology Escrow Services, Inc.
         9265 Sky Park Court, Suite 202
         San Diego, CA 92123
         Attention: Legal Department

       10.6 Severability. In the event any provision of this Agreement is found to be invalid, voidable or unenforceable, the parties agree that unless it materially affects the entire intent and purpose of this Agreement, such invalidity, voidability or unenforceability shall affect neither the validity of this Agreement nor the remaining provisions herein, and the provision in question shall be deemed to be replaced with a valid and enforceable provision most closely reflecting the intent and purpose of the original provision.

       10.7 Successors. This Agreement shall be binding upon and shall inure to the benefit of the successors and assigns of the parties. However, DSI shall have no obligation in performing this Agreement to recognize any successor or assign of Depositor or Beneficiary unless DSI receives clear, authoritative and conclusive written evidence of the change of parties.

       10.8 Counterparts. This Escrow Agreement may be executed in counterparts each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

       IN WITNESS WHEREOF, Depositor, Beneficiary and DSI hereby execute this Software Escrow Agreement as of the date first above mentioned.


ACCELERATED NETWORKS, INC.             DORADO SOFTWARE, INC.

By:                                    By:
    -------------------------------        ------------------------------------

Name:                                  Name:
      -----------------------------          ----------------------------------

Title:                                 Title:
       ----------------------------           ---------------------------------

Date:                                  Date:
      -----------------------------          ----------------------------------


DSI TECHNOLOGY ESCROW SERVICES, INC.

By:
    --------------------------------

Name:
      ------------------------------

Title:
       -----------------------------

Date:
      ------------------------------



--------------------------------------------------------------------------------
Dorado Software, Inc.           miniOSS Distribution Agreement          Page 33

                                APPENDIX A (NO. )

                        DESCRIPTION OF DEPOSIT MATERIALS


Depositor Company Name
                      ----------------------------------------------------------
Account Number
               -----------------------------------------------------------------
Product Name
            --------------------------------------------------------------------
                                                   Version
---------------------------------------------------         --------------------
(Product Name will appear on Account History report)


DEPOSIT MATERIAL DESCRIPTION:

Quantity Media Type & Size               Label Description of Each Separate Item
--------------------------------------------------------------------------------
                          (Please use other side if additional space is needed)

_________         Disk 3.5" or ____
_________         DAT tape ____mm
_________         CD-ROM
_________         Data cartridge tape ____
_________         TK 70 or ____ tape
_________         Magnetic tape ____
_________         Documentation
_________         Other ______________________


Description
            --------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Operating System
                ----------------------------------------------------------------
Hardware Platform
                ----------------------------------------------------------------


                ----------------------------------------------------------------

--------------------------------------------------------------------------------
Dorado Software, Inc.           miniOSS Distribution Agreement          Page 34

[DORADO LOGO]


DEPOSIT COPYING INFORMATION:

Hardware required:
                  --------------------------------------------------------------
Software required:
                  --------------------------------------------------------------

I certify for DEPOSITOR that the above       DSI has inspected and accepted
described Deposit Materials have been        the above materials (any
transmitted to DSI.                          exceptions are noted above).



Signature                                    Signature
         ----------------------------                  ------------------------
Print Name                                   Print Name
         ----------------------------                  ------------------------

Date                                         Date Accepted
         ----------------------------                     ---------------------

                                              Appendix A No.
                                                            -------------------

--------------------------------------------------------------------------------
Dorado Software, Inc.           miniOSS Distribution Agreement          Page 35

[DORADO LOGO]

                                   SCHEDULE G

                             BRANDING SPECIFICATIONS

OWARE BRANDING PROGRAM
In the Dorado Partner Program, the Pieces of O logo should be placed on all product literature, including user manuals, training guides, datasheets, CDs and product packaging for those Customer Solution Blades incorporating any portion of the Software Products (or derivative works thereof).

PREFERRED PLACEMENT OF LOGO

       User manuals, training guides, and product packaging
       -  Lower left-hand corner of front or back cover
       -  Preferably on the front cover whenever possible
       - The logo should also appear on the title page within any product documentation.
       -  Placement is the lower left-hand corner

       Software CDs
       -  Left-hand side of the CD is preferable

       Splash screens
       -  Lower, left-hand corner of splash screen

MINIMUM SIZES
Printed documentation size 3/4"x3/4"
Screen size 12 picas in width
CD artwork size 1/2"x1/2"

LOGOS
                  preferred logo

pieces of 0
                  use of logo in reverse


pieces of 0

Please contact Dorado if you have questions or if these specifications are problematic with your design(s).



--------------------------------------------------------------------------------
Dorado Software, Inc.           miniOSS Distribution Agreement          Page 36